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                                 EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

      We hereby consent to the use in this Amendment No. 3 to the registration statement on Form S-4 of Halliburton Company of our report dated November 26, 1997 relating to the financial statements of Dresser Industries, Inc. and its subsidiaries (not presented separately herein), which appears in such registration statement. We also consent to the reference to us under the heading "Experts" in such registration statement.


/s/ PRICEWATERHOUSECOOPERS
--------------------------
PRICEWATERHOUSECOOPERS LLP
Dallas, Texas

December 22, 1999